Exhibit 10.19

OMNIBUS AMENDMENT
TO
PURCHASE AND SALE AGREEMENTS
This Omnibus Amendment to Purchase and Sale Agreements (this “Amendment”) is entered into on December 21, 2012 by and between FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership, having an address c/o GKK Realty Advisors, LLC, 420 Lexington Avenue, 19th Floor, New York, NY 10170 (“Seller”), and NATIONAL FINANCIAL REALTY - WFB EAST COAST, LLC, a Delaware limited liability company, having an address c/o National Financial Realty, Inc., 21250 Hawthorne Boulevard, Suite 700, Torrance, CA 90503 (“Purchaser”).
WITNESSETH:
WHEREAS, Seller and Purchaser entered into those certain Purchase and Sale Agreements dated as of November 6, 2012, as modified by that certain Omnibus Agreement dated as of November 6, 2012, and as amended by those certain First Amendments to Purchase and Sale Agreements dated as of December 14, 2012, in each case, pertaining to those certain properties described on Exhibit A attached hereto (as may be hereafter further amended, restated, supplemented or otherwise modified from time to time, collectively, the “Purchase Agreements); and
WHEREAS, Seller and Purchaser desire to further amend the Purchase Agreements as provided below. Capitalized terms not defined herein shall have the meaning attributed to such terms in the Purchase Agreements.
NOW, THEREFORE, the parties agree as follows:
1.     Amendment of the Purchase Agreements.     In consideration of and subject to the delivery of the Extension Payment (defined below) by Purchaser to Seller in accordance with Section 1.3 below, the Purchase Agreements shall be amended as follows:
1.1     Extension of the Contingency Approval Date.     Notwithstanding anything to the contrary in the Purchase Agreements, the Contingency Approval Date set forth in Sections 5.1(a) of all of the Purchase Agreements is hereby extended to 5:00 p.m. (California time) on January 15, 2013.
1.2     Extension of the Outside Closing Date.     Notwithstanding anything to the contrary in the Purchase Agreements, the Outside Closing Date under all of the Purchase Agreements is extended to 5:00 p.m. (California time) on February 28, 2013.
1.3     Extension Payment.     The cash sum of $400,000.00 (the “Extension Payment”) shall be paid by Purchaser to Seller on or before 5:00 pm (California time) on December 21, 2012 by wire transfer of immediately available funds in accordance with wire instructions attached hereto on Exhibit B. The effectiveness of the amendments contained in Sections 1.1 and 1.2 shall be conditional upon the payment by Purchaser of the Extension Payment to Seller in accordance with the foregoing. The Extension Payment shall be in consideration of the provisions of Sections 1.1 and 1.2 and shall be fully earned and nonrefundable upon the payment thereof. The Extension Payment shall be applicable against the Second Deposits under the Purchase Agreements and shall be applicable against the Purchase Prices under the Purchase Agreements. The application of the Extension Payment against both the Second Deposit and the Purchase Price under each Purchase Agreement shall be in proportion to the amount that the Purchase Price for the Purchase Agreement in question bears to the total Purchase Price under all Purchase Agreements (in other words, if the Purchase Price under a particular Purchase Agreement is 5% of the total Purchase Price under all Purchase Agreements, 5% of the Extension Payment shall be applied to the Second Deposit and Purchase Price under the Purchase Agreement in question).
2.     Individual Purchase Agreement Amendments.     For purposes of assuring consistency with the requirements of the Wells Leases, with reasonable promptness following the date hereof, the parties shall replace this Amendment with individual amendments of each Purchase Agreement in form and substance consistent with the provisions of this Amendment.
3.     Counterparts.     This Amendment may be executed and delivered (including by facsimile transmission or portable document format (PDF)) in one or more counterparts, each of which when executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument.
4.     Governing Law.     This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.
5.     No Modification.     Except as modified by this Amendment, all of the terms, covenants, conditions and provisions of the Purchase Agreements shall remain and continue unmodified, in full force and effect. From and after the date hereof, the term “this Agreement” shall be deemed to refer to the Purchase Agreements, as amended by this Amendment. If and to the extent that any of the provisions of this Amendment conflict or are otherwise inconsistent with any provisions of the Purchase Agreements, the provisions of this Amendment shall prevail.
6.     Amendment.     This Amendment cannot be modified in any manner except by a written agreement signed by Seller and Purchaser.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by or on behalf of each of the parties as of the date first written above.

SELLER:
FIRST STATES INVESTORS 3300 B, L.P.,
a Delaware limited partnership
By:	/s/ David E. Snyder

David E. Snyder Chief Financial Officer

PURCHASER:
NATIONAL FINANCIAL REALTY – WFB EAST COAST, LLC,

a Delaware limited liability company
By:	National Financial Realty, Inc. a California corporation, Its Manager

By:	/s/ Vincent E. Pellerito

Vincent E. Pellerito, President

Exhibit A

Count	Property Name	Address Line	City	State	Property Type	Rentable SF	Valuation
1	3401 - Plaza	101 N Independence Mall East	Philadelphia	PA	OFF	481,958		$39,343,510
2	3357 - Mortgage Center	1100 Corporate Center Dr	Raleigh	NC	OPS	450,393		$36,766,776
3	3438 - WVOC-Four Story	7711 Plantation Rd	Roanoke	VA	OPS	443,181		$36,178,041
4	3362 - West End Center	809 West 4 1/2 St	Winston-Salem	NC	OFF	343,336		$28,027,429
5	3343 - Atlant Ops Cntr	3579-3585 Atlanta Ave	Atlanta	GA	OPS	335,608		$27,396,571
6	3415 - Columbia Grystn	101 Greystone Blvd	Columbia	SC	OFF	240,976		$19,671,510
7	3365 - Winston Salem	401 Linden St	Winston-Salem	NC	OFF	187,743		$15,325,959
~~8~~	~~3354 - Greenville Sals~~	~~1451 Thomas Langston Rd~~	~~Winterville~~	~~NC~~	~~OFF~~	~~111,898~~	~~$~~	~~9,134,531~~
9	3441 - West End Cntr	801 W. 4th Street	Winston Salem	NC	OPS	85,455		$6,975,918
10	3368 - Haddon Township	600 W Cuthbert Boulevard	Hadden Twnship	NJ	OPS	75,937		$3,099,469
11	3391 - Lancaster Square	100 North Queen Street	Lancaster	PA	BRH	59,045		$1,411,824
12	3345 - Columbus Main	101 13th Street	Columbus	GA	BRH	50,759		$1,213,698
13	3371 - Morristown Offc	21 South St	Morristown	NJ	BRH	39,955		$955,364
14	3413 - Chalstn 16 Brd	16 Broad St	Charleston	SC	OFF	39,558		$3,229,224
15	3370 - Main Strt Offic	40 Main St	Toms River	NJ	BRH	35,660		$2,911,020
16	3346 - Dalton Main	201 S Hamilton St	Dalton	GA	OFF	33,496		$800,923
17	3351 - Burlington	500 S Main St	Burlington	NC	OFF	29,688		$709,869
18	3408 - York Square	12 E Market St	York	PA	BRH	27,967		$668,719
19	3353 - Goldsboro	301 East Ash Street	Goldsboro	NC	OFF	27,112		$648,275
20	3348 - Pikesvill Brnch	1515 Reisterstown Rd	Baltimore	MD	BRH	26,540		$634,598
21	3339 - South Fort Myrs	12751 S Cleveland Ave	Fort Myers	FL	OFF	25,370		$606,622
22	3376 - Red Bank Mn Off	303 Broad St	Red Bank	NJ	OFF	23,856		$1,947,429
23	3433 - VA Beach Pembrk	125 Independence Blvd	Virginia Beach	VA	OFF	22,403		$1,828,816
24	3319 - Downtown Laklnd	113 S Tennesee Ave	Lakeland	FL	BRH	21,479		$1,753,388
25	3331 - New Warrngtn Rd	21 New Warrington Rd	Pensacola	FL	BRH	21,205		$507,033
26	3333 - Okeechob Trnpke	5849 Okeechobee Blvd	West Palm Beach	FL	OFF	20,336		$1,660,082
27	3405 - West Chestr Off	1100 Corporate Center Dr	West Chester	PA	OFF	19,063		$1,556,163
28	3429 - Market St Office	141 E Market St	Harrisinburg	VA	BRH	18,869		$451,176
29	3328 - Kings Point	6646 W Atlantic Ave	Delray Beach	FL	BRH	15,890		$379,945
30	3427 - Clintwood	80 MaIin Street	Clintwood	VA	BRH	13,495		$322,679
31	3393 - Media Office	217 W Baltimore Pike	Media	PA	BRH	11,297		$270,122
32	3422 - Blacksburg	200 N Main St	Blacksburg	VA	BRH	10,912		$260,917
33	3314 - Dade City	14210 7th St	Dade City	FL	BRH	10,822		$883,429
34	3380 - Trenton-Brnswck	891 Brunswick Ave	Trenton	NJ	BRH	10,529		$859,510
35	3341 - West Hollywood	6015 Washington St	Hollywood	FL	BRH	10,388		$248,387
36	3425 - Christnburg Mn	4 E Main St	Christainsburg	VA	BRH	9,644		$230,598
37	3342 - Westward	2701 Okeechibee Blv	West Palm Beach	FL	BRH	9,181		$187,367
38	3356 - Market Street	201 East Market St	Smithfield	NC	BRH	8,633		$206,424
39	3411 - Bennettsvll Main	145 Broad St	Bennettsville	SC	BRH	6,527		$156,067
40	3420 - Amherst Sth Main	258 S Main St	Amherst	VA	BRH	6,055		$144,781
41	3423 - Brookneal	227 Main St	Brookneal	VA	BRH	5,339		$435,837
PORTFOLIO TOTAL						3,427,558		$250,000,000

Exhibit B

Name: KBS Acquisition Sub, LLC
Acct# 412-7335644
Bank: Wells Fargo
ABA# 121-000-248